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                                                                   EXHIBIT 10.16

                         COMMON STOCK PURCHASE AGREEMENT


                  THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of June 19, 2001 by and among ATHEROGENICS, INC., a Georgia corporation ("AtheroGenics"), and the purchasers listed on Schedule I hereto (individually a "Purchaser" and collectively the "Purchasers").

                  WHEREAS, AtheroGenics desires to sell and the Purchasers desire to purchase shares of common stock, no par value per share, of AtheroGenics ("Common Stock"), for the consideration and upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.       Sale and Purchase of Common Shares.

                           (a)      Sale and Purchase. Subject to the terms and
conditions hereof, AtheroGenics hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, on the date hereof (the "Closing Date") shares of Common Stock (the "Common Shares") at a price per Common Share (the "Share Price") equal to Five Dollars and Seventy-Five Cents ($5.75). Schedule I hereto sets forth the number of shares to be purchased by each Purchaser opposite such Purchaser's name. The total purchase price to be paid by each Purchaser shall be equal to the number of Common Shares to be purchased by such Purchaser multiplied by the Share Price, and is set forth opposite each Purchaser's name as that Purchaser's "purchase commitment" on
Schedule I hereto. The total aggregate number of Common Shares to be purchased by all of the Purchasers shall not exceed 3,585,000 shares.

                           (b)      Closing. The purchase and sale of the Common
Shares shall take place at the offices of Long Aldridge & Norman LLP, 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia 30308, at 1:00 p.m. Eastern Time, on June 19, 2001 or at such other time and place as AtheroGenics and Purchasers who have agreed to purchase a majority of the Common Shares listed in
Schedule I mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Purchaser will purchase the number of shares apportioned to it on Schedule I against delivery to Purchaser (or its designated custodian) by AtheroGenics of a certificate representing such Common Shares. The full purchase price for such Common Shares shall be paid, subject to delivery of the above-mentioned certificate, by wire transfer of immediately available funds to AtheroGenics.

                  2. Representations and Warranties of AtheroGenics. AtheroGenics hereby represents, warrants and agrees, as follows:


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                           (a)      Organization, Good Standing and
Qualification. AtheroGenics is a corporation duly organized and validly existing under the laws of the State of Georgia, and has full corporate power and corporate authority to carry on its business as it is now being conducted, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. AtheroGenics is currently in the process of preparing, and warrants the completion and filing in reasonable due course of, its 2000 federal corporate income tax return and 2000/2001 Georgia corporate income/net worth tax return. An estimated tax payment of $3,500 has been submitted to the Georgia Department of Revenue for estimated amounts due under the Georgia tax return. Upon the filing of the Georgia tax return and payment of any additional amounts due, if any, AtheroGenics will be in good standing under the laws of the State of Georgia. AtheroGenics does not believe that there are any material amounts owing under the foregoing tax returns that have not previously been paid. AtheroGenics is qualified in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, financial conditions, results, or operations of AtheroGenics ("Material Adverse Effect"). AtheroGenics has no subsidiaries.

                           (b)      Immediately before the Closing, the
capitalization of AtheroGenics will consist of 105,000,000 shares of capital stock in the following amounts and classes: (i) 100,000,000 shares are designated Common Stock, of which 24,124,948 shares of Common Stock were outstanding and were duly authorized, validly issued, fully paid and nonassessable and were issued in material compliance with applicable Federal and state securities laws, including exemptions therefrom and none of such issuances were made in violation of any preemptive right and (ii) 5,000,000 shares are designated preferred stock, no par value per share, none of which were outstanding on June 1, 2001 or are outstanding on the date hereof. AtheroGenics has no other classes of stock authorized or outstanding.

                           (c)      As of the date of this Agreement, options
and warrants to purchase 2,706,935 and 250,290 shares of Common Stock, respectively, were outstanding, and when such options and warrants are exercised and the prescribed exercise price paid, the shares of Common Stock issued with respect to such options and warrants will be duly authorized, validly issued, fully paid and nonassessable and were issued in material compliance with applicable Federal and state securities laws, including exemptions therefrom and none of such issuances were made in violation of any preemptive right. Except as set forth above and other than (i) 1,264,084 shares of Common Stock reserved for issuance under AtheroGenics' 1995 Stock Option Plan of which 267,800 shares have not been issued, (ii) 3,724,416 shares of Common Stock reserved for issuance under AtheroGenics' Equity Ownership Plan of which 2,956,800 shares have not been issued, and (iii) 2,000,000 shares of Common Stock reserved for issuance under AtheroGenics' 2001 Equity Ownership Plan none of which have been issued, there are no existing options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire from AtheroGenics shares of capital stock of any class, no outstanding securities of AtheroGenics that are convertible into shares of capital stock of AtheroGenics of any class, and no options, warrants or rights to purchase from AtheroGenics any such convertible securities. AtheroGenics has no outstanding contractual or other obligation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock. The issued and outstanding shares of Common Stock have not been, and the Common Shares to be issued to Purchasers hereunder will not be, issued


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in violation of any preemptive or other rights of any person, whether arising by statute, under the Fourth Amended and Restated Articles of Incorporation (the "Articles of Incorporation") or Third Amended and Restated Bylaws (the "Bylaws") of AtheroGenics or in any other manner known to AtheroGenics. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of AtheroGenics.

                           (d)      All corporate action on the part of
AtheroGenics and its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of AtheroGenics under this Agreement and the authorization, issuance, reservation for issuance and delivery of all the Common Shares sold and purchased under this Agreement has been taken or will be taken at or prior to the Closing.

                           (e)      This Agreement constitutes a valid and
binding obligation of AtheroGenics, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will (i) violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or (ii) conflict with or result in any breach of any of the terms of or constitute a default under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under, AtheroGenics' Articles of Incorporation or Bylaws or the terms of any material contract or agreement to which AtheroGenics is a party or by which AtheroGenics or any of the assets and properties of AtheroGenics is bound, other than any such conflict, breach or default that would not have a Material Adverse Effect. Neither the execution and delivery by AtheroGenics of this Agreement, nor the consummation by AtheroGenics of any of the transactions contemplated herein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for such notices, consents or approvals which have previously been obtained or which will be obtained on or before the Closing Date and notices and filings that may be required under applicable state and federal securities laws that will be undertaken after the Closing Date.

                           (f)      The Common Shares, when issued, sold and
delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all pledges, liens, encumbrances and restrictions (other than those arising under Federal or state securities laws as a result of the private placement of the Common Shares to the Purchasers) and are not subject to any preemptive or other similar rights of any shareholder of AtheroGenics.

                           (g)      Since becoming subject to the periodic
reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), AtheroGenics has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings, as may have been amended, complied in all material respects with the Exchange Act and such rules and regulations as of the date filed with the Securities and Exchange Commission (the "SEC"). Such filings did not and do not contain any untrue statement or omission of material


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fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (h)      As of their respective dates, the financial
statements of AtheroGenics, together with related notes and schedules, included in all of its filings made pursuant to the Exchange Act complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of AtheroGenics as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           (i)      Except as may be disclosed in any filing
with the SEC, AtheroGenics owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, licenses, know-how, trademarks, service marks, trade names and copyrights which are necessary for the conduct of AtheroGenics' business as presently conducted or as proposed to be conducted.

                           (j)      AtheroGenics shall use its best efforts to
promptly secure the listing of the Common Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Purchaser owns any of the Common Shares, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Shares.

                           (k)      No consent, approval, order or authorization
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of AtheroGenics is required in connection with the valid execution and delivery of this Agreement, the offer, sale and issuance of the Common Shares, or the consummation of the transactions contemplated by this Agreement, except for qualifications or filings under the Securities Act of 1933, as amended (the "Act") and the applicable rules and regulations (the "Rules and Regulations") of the SEC under the Act, and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications will be effective on the Closing, and all such filings be made within the time prescribed by law.

                           (l)      After the respective dates as of which
information is given in the AtheroGenics' Proxy Statement for the most recent annual meeting of shareholders held on April 18, 2001, the AtheroGenics' Annual Report on Form 10-K for the year ended December 31, 2000, the AtheroGenics' Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and any press releases of


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AtheroGenics released on or after January 1, 2001, respectively (such documents referred to collectively as the "Disclosure Documents"), there has not been (i) any material adverse change in the business, financial condition or results of operations of AtheroGenics, (ii) any transaction that is material to AtheroGenics, (iii) any obligation, direct or contingent, that is material to AtheroGenics, incurred by AtheroGenics, (iv) any change in the outstanding indebtedness of AtheroGenics that is material to AtheroGenics, (v) any dividend declared, paid or made on the capital stock of AtheroGenics or (vi) any loss or damage (whether or not insured) to the property of AtheroGenics which has been sustained which could reasonably be expected to have a Material Adverse Effect.

                           (m)      There is no action, suit, proceeding, claim,
arbitration or investigation ("Action") pending (or, to AtheroGenics' knowledge, currently threatened) against AtheroGenics, its activities, properties or assets, which (i) might prevent the consummation of the transactions contemplated hereby or (ii) if adversely resolved against AtheroGenics would adversely affect the validity or enforceability of, or the authority or ability of AtheroGenics to perform its obligations under this Agreement, or would have a Material Adverse Effect.

                           (n)      AtheroGenics possesses all licenses,
franchises, governmental approvals, permits or other governmental authorizations (collectively, "Authorizations") relating to the operation of its business, except for those Authorizations the failure of which to possess would not, separately or in the aggregate, have a Material Adverse Effect. AtheroGenics is in material compliance with the terms of all Authorizations and all laws, ordinances, regulations and decrees which to AtheroGenics' knowledge are applicable to its business, except for such non-compliance which does not, separately or in the aggregate, have a Material Adverse Effect.

                           (o)      AtheroGenics is covered by insurance with
companies AtheroGenics believes to be responsible and in such amounts and covering such risks as it believes to be adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. AtheroGenics has no knowledge that any such carrier has grounds or intends to cancel or fail to renew such policies.

                           (p)      AtheroGenics has good and marketable title
in fee simple to all real property and personal property owned by it which is material to the business of AtheroGenics, in each case free and clear of all liens and encumbrances, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by AtheroGenics. Any real property and facilities held under lease by AtheroGenics are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by AtheroGenics.


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                  3.       Representations and Warranties of the Purchasers.
Each Purchaser for itself, severally and not jointly, hereby represents, warrants and agrees, as follows:

                           (a)      Such Purchaser is acquiring the Common
Shares subscribed for hereunder for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Act or any other securities laws. Such Purchaser further understands and acknowledges that the offer and sale of the Common Shares to the Purchaser pursuant to this Agreement will not be registered under the Act or any foreign or state securities laws on the assumption that the offer and sale of the Common Shares to the Purchasers are exempt from registration pursuant to Section 4(2) of the Act and Regulation D thereunder and that AtheroGenics' reliance upon such exemption is predicated upon such Purchaser's representations set forth in the Agreement.

                           (b)      Such Purchaser is an "accredited investor"
within the meaning of Rule 501(a) of Regulation D under the Act, and by virtue of such Purchaser's experience in financial and business matters, is capable of evaluating the merits and risks of such Purchaser's investment in the Common Shares, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Purchaser's own interests. For purposes of the requirements of state securities laws, such Purchaser represents that it is solely a resident of the state set forth opposite its name on Schedule I hereto and that the offer and purchase of the Common Shares pursuant hereto has and will occur solely in such state.

                           (c)      Such Purchaser acknowledges that the
certificates representing the Common Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Common Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION FROM REGISTRATION SATISFACTORY TO THE ISSUER OF COMPLIANCE WITH THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE 1933 ACT.


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                           (d)      Because the Common Shares have not been
registered under the Act or applicable foreign or state securities laws, such Purchaser acknowledges that the economic risk of the investment must be borne indefinitely by such Purchaser, the Common Shares cannot be sold by the Purchaser unless subsequently registered under the Act and such laws or unless an exemption from such registration is available.

                           (e)      Such Purchaser hereby acknowledges that
AtheroGenics has made available to such Purchaser such books, records, corporate documents and all other information as Purchaser has requested and considers necessary to evaluating the merits and risks of an investment in the Common Shares. Each Purchaser acknowledges that it has been afforded the opportunity to ask questions concerning AtheroGenics and has received satisfactory answers thereto, to obtain all additional information that it has requested and to request and receive all documents concerning AtheroGenics and the terms and conditions of such Purchaser's investment. Such Purchaser acknowledges that it has not been offered the Common Shares by any means of general solicitation or advertisement, and that no commission or sales charge is payable by the Purchaser to any third party in connection with the purchase of the Common Shares. Nothing contained in this Section (3)(e) modifies, amends or affects each Purchaser's right to rely on AtheroGenics' representations and warranties contained in section 2 above.

                           (f)      Such Purchaser recognizes that investment in
the Common Shares involves a high degree of risk. In evaluating the suitability of an investment in the Common Shares, such Purchaser has not (A) relied upon any representations or other information (whether oral or written) other than
(i) the representations and warranties set forth in this Agreement, (ii) the documents and answers to questions furnished to such Purchaser by AtheroGenics (or its designated representatives) and (iii) AtheroGenics' filings made pursuant to the Exchange Act, or (B) relied upon any projections or predictions as to the future business or financial performance of AtheroGenics which AtheroGenics has not disclosed to the public. Such Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness of the Common Shares for investment, nor any recommendation or endorsement of the Common Shares.

                  4.       Registration Rights.

                           (a)      Initial Registration. Within fifteen (15)
days following the Closing, AtheroGenics shall prepare and file with the SEC (and such state securities commissions as may be necessary or appropriate to permit the registration of the Common Shares in all 50 states and the District of Columbia) and use its best efforts (i) to have declared effective as soon as practicable thereafter a registration statement on Form S-1 (or such other form as AtheroGenics deems appropriate) (the "Registration Statement") providing for the resale by the Purchasers of all the Common Shares, (ii) to cause the Common Shares to be listed on the appropriate national market exchange and (iii) to provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for such securities. If the Registration Statement is not declared effective within 120 days of Closing, then the Purchasers shall be entitled to receive from AtheroGenics (pro rata in accordance with


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Schedule I) an aggregate number of shares equal to 1% of the number of Common
Shares for each month (and prorated for any partial month) after such 120 days that the Registration Statement is not declared effective (or does not remain effective), up to a maximum aggregate amount of 5% of the Common Shares. AtheroGenics shall use best efforts to keep the Registration Statement continuously effective, pursuant the Act and the rules and regulations promulgated thereunder, until the earlier to occur (i) the second anniversary of the Closing, (ii) as to a particular Purchaser, the date on which the Purchaser may sell all Common Shares then held by Purchaser without restriction by the volume limitation of Rule 144(e) of the Act, and (iii) such time as all Common Shares held by such Purchaser have been sold (A) pursuant to the Registration Statement, (B) to or through a broker or dealer or underwriter in a public distribution or public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. In the event that the Registration Statement shall cease to be effective, AtheroGenics shall promptly prepare and file a new registration statement covering the Common Shares and shall use best efforts to have such registration statement declared effective as soon as possible. Any such registration statement shall be considered a "Registration Statement" hereunder.

                                    All expenses of AtheroGenics associated with
the preparation of the Registration Statement and the filing thereof shall be borne by AtheroGenics, including the payment of any applicable listing fees. The Purchasers shall be responsible for fees and expenses of their own counsel and any commissions or underwriting discounts payable with respect to any resale of the Common Shares. In connection with the Registration Statement, but subject to the limitations of Section 4(b) hereof, AtheroGenics will prepare and file with the SEC and any state securities commissions such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act and Rule 415 thereunder with respect to the disposition of all the Common Shares covered by such Registration Statement.

                                    AtheroGenics shall furnish, at its sole
cost, to each Purchaser such number of copies of the Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement and such other related documents as such Purchaser may reasonably request in order to facilitate the disposition of the Common Shares by such Purchaser.

                           (b)      Limitations. Notwithstanding the foregoing,
AtheroGenics shall notify each Purchaser at any time after effectiveness of the Registration Statement (when a prospectus relating thereto is required to be delivered under the Act) of the happening of any event or other circumstance as the result of which (i) the prospectus included in such Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances then existing, not misleading or (ii) the continued effectiveness of such Registration Statement or a subsequent Registration Statement, and the use of such prospectus, would otherwise have a material and adverse effect on any


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proposed or pending acquisition, merger, business combination or other material transaction involving AtheroGenics, and, upon receipt of such notice and until AtheroGenics makes available to each Purchaser a supplemented or amended prospectus, the Purchaser shall not offer or sell any Common Shares pursuant to such Registration Statement and shall return all copies of such prospectus to AtheroGenics if requested to do so by it. As promptly as practicable following any such occurrence, AtheroGenics shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Common Shares, such prospectus shall meet in all material respects the requirements of the Act and relevant state securities laws. Each Purchaser shall furnish to AtheroGenics such information regarding each such Purchaser and its proposed method of distribution of the Common Shares as AtheroGenics may from time to time request and as shall be required by law to effect and maintain the registration of such Common Shares under the Act and any state securities laws.

                           (c)      Agreements of AtheroGenics. AtheroGenics
shall use reasonable efforts to (i) register and qualify the Common Shares under such other securities or "blue sky" laws of such jurisdictions in the United States as the Purchasers shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the effectiveness of the Registration Statement, (iii) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iv) to take any other action which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of the securities to be sold by the Purchasers, consistent with the plan of distribution described in the prospectus included in the Registration Statement, provided, however, that AtheroGenics shall not be required in connection with or as a condition to the foregoing to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(c), (B) subject itself to general taxation in any jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause AtheroGenics undue expense or burden, or (E) make any change in its charter or bylaws, which in each case AtheroGenics' Board of Directors determines to be contrary to the best interests of AtheroGenics and its shareholders.

                           (d)      Indemnification.

                                    (i)      To the extent permitted by law,
AtheroGenics will indemnify and hold harmless each Purchaser and each person (including each officer, director, trustee or partner thereof) who controls the Purchaser within the meaning of Section 15 of the Act and any underwriter for each (as defined in the Act) (collectively, "Person") with respect to which any registration statement under the Act has been filed and become effective pursuant to this Agreement, against all claims, losses, expenses, damages and liabilities, or actions in respect thereto (or any settlement of any claim), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any definitive prospectus contained in any registration statement, as may be amended or supplemented, covering the Common Shares for resale, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances


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

under which they were made, not misleading, any violation or alleged violation by AtheroGenics of the Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any federal or state securities law, in each case in connection with the offering covered by such registration statement, any failure by AtheroGenics to fulfill any undertaking included in a registration statement and for any material misrepresentation or breach of any representation or warranty given or made by AtheroGenics in this Agreement, and will reimburse each such Purchaser and each Person for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that (A) such legal and other expenses shall be limited to not more than one legal counsel for the Purchasers and each Person, and (B) AtheroGenics will not be liable in any such case to the extent that (xx) any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to AtheroGenics by such Purchaser specifically for use in such prospectus, or (yy) the Purchaser or its representative fails to deliver a copy of the definitive prospectus most recently furnished by AtheroGenics and contained in any such registration statement, as may be amended or supplemented, to the buyer of any Common Shares.

                                    (ii)     To the extent permitted by law,
each Purchaser will indemnify and hold harmless AtheroGenics and each person (including each officer and director thereof) who controls AtheroGenics within the meaning of Section 15 the Act, and each other such Purchaser and each person (including each officer, director and partner thereof) who controls the Purchaser within the meaning of Section 15 of the Act against all claims, losses, expenses, damages and liabilities, or actions in respect thereof (or any settlement of any claim) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and which are made in reliance upon any and in conformity with written information furnished by such Purchaser specifically for use in connection with such Registration Statement, (B) any violation or alleged violation by such Purchaser of the Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any federal or state securities law, in each case in connection with the offering covered by such registration statement, (C) any failure by such Purchaser to fulfill any undertaking included in a registration statement and (D) for any material misrepresentation or breach of any representation or warranty given or made by such Purchaser in this Agreement, and will reimburse AtheroGenics, such Purchaser and each Person (including directors, officers or partners thereof) who controls AtheroGenics or such Purchaser within the meaning of Section 15 of the Act for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided, however, that the liability of each Purchaser under the provisions of this Section (4)(d)(ii) shall be limited to an amount equal to (x) the gross proceeds received by such Purchaser upon the sale of the Common Shares purchased by such Purchaser pursuant to this Agreement, less (y) the total "purchase commitment" set forth opposite such Purchaser's name on Schedule I hereto.

                                    (iii)    Each party entitled to
indemnification under this Section 4(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure prejudiced the rights of the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                                    (iv)     In order to provide for just and
equitable contribution to joint liability under the Act in any case in which any person or entity entitled to indemnification under Section 4(d) makes a claim for indemnification pursuant to this Section 4(d) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4(d) provides for indemnification in such case; then, and in such case, the party that would otherwise be required to indemnify under Section 4(d) will contribute to the aggregate losses, claims, damages or liabilities to which the other parties may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the losses suffered, as well as any other relevant equitable considerations.

                  5. Information Rights. At such time as AtheroGenics is not subject to the reporting requirements of the Exchange Act, and so long as the aggregate number of Common Shares then beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by a Purchaser is not less than 50% of the sum of the initial number of Common Shares purchased by such Purchaser hereunder, AtheroGenics shall deliver the following to such Purchaser:

                           (a)      As soon as available, and in any event
within 45 days after the end of each of the first three quarters in each fiscal year of AtheroGenics, unaudited consolidated statements of income, cash flows and shareholders' equity for such quarterly period and for the period from the beginning of the then current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of AtheroGenics as at the end of such quarterly period, in each case setting forth in comparative form consolidated figures for the corresponding periods in the preceding fiscal year, all in reasonable detail, prepared by AtheroGenics in accordance with generally accepted accounting principles consistently followed throughout the periods involved, subject to normal year-end adjustments, and certified by the principal financial officer of AtheroGenics and accompanied by a written discussion of operations in summary form with respect to such quarterly period.

                           (b)      As soon as available, and in any event
within 90 days after the end of each fiscal year of AtheroGenics, consolidated statements of income, cash flows and shareholders' equity for such fiscal year, and a consolidated balance sheet of AtheroGenics as at the end of such year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, prepared by AtheroGenics in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and certified by Ernst & Young LLP or another nationally recognized firm of independent public accountants, and accompanied by a written discussion of operations in summary form with respect to such fiscal year.

                  6. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, facsimile, telegram or telex, addressed as follows:

                           (i)      If to AtheroGenics:

                                    AtheroGenics, Inc.
                                    8995 Westside Parkway
                                    Alpharetta, Georgia 30004
                                    Attention:  Russell M. Medford, M.D., Ph.D.,
                                                President and Chief Executive
                                                Officer

                           with a copy (which shall not constitute notice) to:

                                    Long Aldridge & Norman LLP
                                    303 Peachtree Street, N.E.
                                    Suite 5300
                                    Atlanta, Georgia 30308
                                    Attention:  Leonard A. Silverstein, Esq.

                         (ii)       If to Purchasers:

                                    The address listed under each Purchaser's name on Schedule I hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile or telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                  7. Publicity. AtheroGenics and the Purchasers shall notify each other prior to issuing any press releases or otherwise making any news release or other public announcement with respect to the transactions contemplated hereby, other than as required in connection with any filings with any federal or state governmental or regulatory agency with respect thereto, and in no event will the Purchasers issue any such release or make any such public announcement without the prior approval of AtheroGenics. Notwithstanding the foregoing, the Purchasers hereby agree that AtheroGenics may issue a press release with regard to the subject matter of this Agreement on or after the Closing Date without providing the Purchasers with the notification required by this Section 7.

                  8. Legal Opinion of AtheroGenics' Counsel. On or before the Closing Date, AtheroGenics shall deliver to each Purchaser an opinion of Long Aldridge & Norman LLP, counsel to AtheroGenics, as to the validity of the Common Shares, substantially in the form attached hereto as Exhibit A.

                  9.       Miscellaneous.

                           (a)      This Agreement constitutes the entire
agreement between the parties hereto with respect to the transactions contemplated herein, and the Agreement supersedes and terminates all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                           (b)      No amendment or modification hereof shall be
binding unless set forth in writing and duly executed by the parties hereto. This Agreement and the rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other parties hereto.

                           (c)      The representations or warranties of the
Purchasers and AtheroGenics contained herein shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

                           (d)      Each of the Purchasers and AtheroGenics
agrees to take such further actions and to execute and deliver such further instruments as may reasonably be necessary from time to time in order to fully effectuate the purposes, terms and conditions of this Agreement.

                           (e)      For purposes of this Agreement, the term
"business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close. For purposes of this Agreement, the term "trading day" shall mean any day on which the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded is open for regular trading.

                           (f)      This Agreement shall be enforced, governed
and construed in accordance with the laws of the State of Georgia. The parties hereby expressly agree that all claims in respect of this Agreement shall be brought in the state and federal courts of the State of Georgia, the parties hereby irrevocably submit to the jurisdiction of such courts for purposes of any such action and the parties hereby expressly waive the right to a jury trial in connection with any such action. The Purchasers acknowledge that any breach or threatened breach by a Purchaser of the terms of this Agreement would cause irreparable harm to AtheroGenics which would not be compensable by money damages alone, and the Purchasers agree that AtheroGenics shall have the right to enforce this Agreement and any such terms by injunction, specific performance or other equitable relief in order to prevent or restrain any such breach by a Purchaser.

                           (g)      This Agreement and the rights, power and
duties set forth herein shall be binding upon the Purchasers and AtheroGenics, their successors and assigns, and shall inure to the benefit of AtheroGenics and the Purchasers, respectively. Failure of the Purchasers or AtheroGenics to exercise any right or remedy under this Agreement, or a delay by the Purchasers or AtheroGenics in exercising the same, will not operate as a waiver thereof. No waiver by the Purchasers or AtheroGenics will be effective unless and until it is in writing and signed by the party whose consent is required by the terms hereof.

                           (h)      It is the explicit intention of the parties
hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

                           (i)      If any provision or clause of this Agreement
shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such provision or clause had never been contained in the Agreement, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the parties as expressed in this Agreement to the fullest extent permitted by law.

                           (j)      This Agreement may be executed in two or
more counterparts, each of which shall be deemed an original or a photocopy or facsimile of an original and all of which together shall constitute one and the same document.

                           (k)      Each Purchaser represents that it neither is
nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless AtheroGenics from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Purchaser or any of its officers, partners, employees, or representatives is responsible. AtheroGenics agrees to indemnify and to hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which AtheroGenics or any of its officers, employees or representatives is responsible.

                           (l)      Each party's costs in connection with the
preparation, execution delivery and performance of this Agreement (including without limitation legal fees) shall be borne by that party.


                           (m)      AtheroGenics hereby covenants and agrees
that it will not grant registration rights to or register any securities held by any third party (other than the registration pursuant to the Registration Statement of securities subject to registration rights granted prior to the date hereof) before the Registration Statement becomes effective, unless such registration rights are subordinate to those granted under this Agreement and otherwise would not adversely affect the ability of AtheroGenics to register the Common Shares subject to the terms and conditions of this Agreement.




                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                          SIGNATURES ON FOLLOWING PAGES

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be executed, as of the date written below.


Date:  June 19, 2001


ATHEROGENICS, INC.


By:
   -------------------------------------
   Name:
         -------------------------------
   Title:
         -------------------------------






                  (Signatures of Purchasers on following pages)

PURCHASERS:

PRUDENTIAL SMALL COMPANY FUND, INC.

         By:
              ----------------------------
         Its:
              ----------------------------


PRUDENTIAL INSURANCE COMPANY OF AMERICA VCA-6

         By:
              ----------------------------
         Its:
              ----------------------------


VULCAN VENTURES INC.

         By:
              ----------------------------
         Its:
              ----------------------------


PROMED PARTNERS, L.P.

         By:
              ----------------------------
         Its:
              ----------------------------


DEUTSCHE ASSET MANAGEMENT HEALTH SCIENCES FUND I, LTD.

         By:
              ----------------------------
         Its:
              ----------------------------


SEI INSTITUTIONAL INVESTMENTS TRUST

         By:
              ----------------------------
         Its:
              ----------------------------

                    (Signatures continued on following page)

SEI INSTITUTIONAL MANAGED TRUST

         By:
              ----------------------------
         Its:
              ----------------------------


THE COLLINS FOUNDATION

         By:
              ----------------------------
         Its:
              ----------------------------


ASCENSION HEALTH DAUGHTERS OF CHARITY FUND P

         By:
              ----------------------------
         Its:
              ----------------------------


GOLDMAN SACHS GMMS, LLC

         By:
              ----------------------------
         Its:
              ----------------------------


MARIN COUNTY EMPLOYEE RETIREMENT ASSOCIATION

         By:
              ----------------------------
         Its:
              ----------------------------


PORTLAND GENERAL HOLDINGS, INC. PENSION PLAN TRUST

         By:
              ----------------------------
         Its:
              ----------------------------

                    (Signatures continued on following page)

PORTLAND GENERAL HOLDINGS, INC. EMPLOYEES' BENEFIT TRUST, FUND II

         By:
              ----------------------------
         Its:
              ----------------------------


LES SCHWAB PROFIT SHARING RETIREMENT TRUST

         By:
              ----------------------------
         Its:
              ----------------------------


UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND

         By:
              ----------------------------
         Its:
              ----------------------------


ALFRED I. DUPONT TESTAMENTARY TRUST

         By:
              ----------------------------
         Its:
              ----------------------------


THE NEMOURS FOUNDATION

         By:
              ----------------------------
         Its:
              ----------------------------

SAFECO COMMON STOCK TRUST - SAFECO GROWTH OPPORTUNITIES FUND

         By:
              ----------------------------
         Its:
              ----------------------------

                    (Signatures continued on following page)

SAFECO RESOURCE SERIES TRUST - GROWTH OPPORTUNITIES PORTFOLIO

         By:
              ----------------------------
         Its:
              ----------------------------



Closing Date: June 19, 2001

                                   SCHEDULE I

------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                           PURCHASE
                    OF PURCHASER                            COMMITMENT             NUMBER OF SHARES        STATE OF RESIDENCE
------------------------------------------------------------------------------------------------------------------------------
Prudential Small Company Fund, Inc.                         $1,564,000                 272,000                 New Jersey
466 Lexington Avenue
New York, NY 10017
Attn:  Heather Geller
Phone: 212-421-1000
Fax: 212-682-9831

------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Company of America VCA-6                $736,000                  128,000                 New Jersey
466 Lexington Avenue
New York, NY 10017
Attn:  Heather Geller
Phone: 212-421-1000
Fax: 212-682-9831

------------------------------------------------------------------------------------------------------------------------------
SEI Institutional Investments Trust.                        $1,484,075                 258,100                Pennsylvania
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
SEI Institutional Managed Trust                             $2,466,750                 429,000                Pennsylvania
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                           PURCHASE
                    OF PURCHASER                            COMMITMENT             NUMBER OF SHARES        STATE OF RESIDENCE
------------------------------------------------------------------------------------------------------------------------------

Ascension Health Daughters of Charity Fund P                 $389,275                   67,700                    Utah
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Marin County Employment Retirement Association               $343,275                   59,700                 California
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs GMMS, LLC                                      $239,200                   41,600                  New York
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Small Cap Growth Fund                  $234,600                   40,800                    Texas
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                           PURCHASE
                    OF PURCHASER                            COMMITMENT             NUMBER OF SHARES        STATE OF RESIDENCE
------------------------------------------------------------------------------------------------------------------------------
Les Schwab Profit Sharing Retirement Trust                   $213,900                   37,200                   Oregon
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Portland General Holdings, Inc. Pension Plan Trust            $82,800                   14,400                   Oregon
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Alfred I. DuPont Testamentary Trust                          $204,125                   35,500                   Florida
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
The Nemours Foundation                                        $56,925                   9,900                    Florida
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                           PURCHASE
                    OF PURCHASER                            COMMITMENT             NUMBER OF SHARES        STATE OF RESIDENCE
------------------------------------------------------------------------------------------------------------------------------
Portland General Holdings, Inc. Employees' Benefit            $21,275                   3,700                    Oregon
Trust, Fund II
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
The Collins Foundation                                        $13,800                   2,400                    Oregon
c/o Brian Alfrey
Chief Operating Officer
Mazama Capital Management, Inc.
One SW Columbia, Suite 1860
Portland, OR 97258
Phone: 503-944-6245
Fax: 503-221-8738

------------------------------------------------------------------------------------------------------------------------------
Vulcan Ventures Inc.                                        $2,300,000                 400,000                 Washington
505 Fifth Avenue South, Suite 900
Seattle, WA 98104
Attn:  William D. Savoy, with copy to Michael Rodden
Phone: 206-342-2000
Fax:  206-342-3000

------------------------------------------------------------------------------------------------------------------------------
ProMed Partners, L.P.                                        $268,525                   46,700                  New York
200 Park Avenue, Suite 3900
New York, NY 10166
Attn:  Barry Kurokawa
Phone:  212-692-3626
Fax:  212-692-3627

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                           PURCHASE
                    OF PURCHASER                            COMMITMENT             NUMBER OF SHARES        STATE OF RESIDENCE
------------------------------------------------------------------------------------------------------------------------------
Deutsche Asset Management Health Sciences Fund I,             $220,225                 38,300               Cayman Islands
Ltd.
200 Park Avenue, Suite 3900
New York, NY 10166
Attn:  Barry Kurokawa
Phone:  212-692-3626
Fax:  212-692-3627

------------------------------------------------------------------------------------------------------------------------------
SAFECO COMMON STOCK TRUST - SAFECO Growth                   $6,612,500                1,150,000                Washington
Opportunities Fund
c/o SAFECO Asset Management Company
601 Sixth Avenue, Suite 2500
Seattle, WA 98101

------------------------------------------------------------------------------------------------------------------------------
SAFECO RESOURCE SERIES TRUST                                $3,162,500                 550,000                 Washington
-Growth Opportunities Portfolio
c/o SAFECO Asset Management Company
601 Sixth Avenue, Suite 2500
Seattle, WA 98101
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                      $20,613,750               3,585,000
------------------------------------------------------------------------------------------------------------------------------